Monolithic Power Systems
Q1 ‘22 Earnings Call

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

May 2, 2022

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under "Business Outlook" and the quote from our CEO herein, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and fully diluted shares outstanding, (ii) our outlook for the remainder of 2022, our ability to execute our long-term plan for sustainable growth and the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, and (iii) statements of the assumptions underlying or relating to any statement described in (i), (ii) or (iii). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS's products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers' ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS's schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws, sanctions and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics on the global economy and our business, such as recent and continuing restrictions imposed by various countries and jurisdictions such as China and Taiwan related to COVID-19 and possible effects of increasing cases in these and other jurisdictions; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are or may become involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS's financial performance if its tax and litigation provisions are inadequate; adverse changes to the global economy, including due to the Russia-Ukraine conflict; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic and as a result of the Russia-Ukraine conflict); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified under the caption "Risk Factors" in MPS's Securities and Exchange Commission ("SEC") filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 25, 2022. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS's projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

Non-GAAP Measures

Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Quarterly Revenue 2019 to 2022

$ in millions



$400
$350
$300
$250
$200
$150
$100
$377.7
$254.5
$165.8
$141.4
$293.3
$186.2
$151.0
$323.5
$259.4
$168.8
$336.5
$233.0
$166.7
'19
'20
'21
'22
Q1
Q2
Q3
Q4

Revenue Growth by Market – Q1'22

	vs Q4'21	vs Q1'21	% of Total Revenue
Storage and Computing	23.9 %	88.2 %	25.6%
Communications	21.1 %	54.1 %	14.7%
Consumer	20.6 %	20.7 %	21.2%
Enterprise Data	5.0 %	162.7 %	11.3%
Industrial	-1.9 %	22.0 %	12.8%
Automotive	-3.2 %	21.6 %	14.4%
Total Revenue	12.2 %	48.4 %	100.0%

Selected P&L Data

$ and shares in millions, except per share amounts

	Q1'22	Q4'21	Q1'21
Revenue	$377.7	$336.5	$254.5
GAAP			
Gross Margin	57.9%	57.6%	55.4%
OPEX	$122.7	$115.3	$95.0
Operating Income	$96.1	$78.6	$47.7
Operating Margin	25.5%	23.2%	18.8%
Stock Comp.	$39.8	$31.2	$28.6
Net Income	$79.6	$72.7	$45.4
EPS	**$1.65**	**$1.51**	**$0.95**
Shares O/S (FD)	48.2	48.2	47.7
Non-GAAP			
Gross Margin	58.3%	57.9%	55.8%
OPEX	$86.6	$83.0	$66.2
Operating Income	$133.6	$112.0	$75.8
Operating Margin	35.4%	33.3%	29.8%
Net Income	$118.3	$102.1	$69.5
EPS	**$2.45**	**$2.12**	**$1.46**

MPS

Selected Balance Sheet Data

$ in millions

	Q1'22	Q4'21	Q1'21
Cash, Cash Equivalents & Investments	$775.9	$727.5	$641.6
Cash Flow from Operations	$107.4	$28.2	$77.1
Capital Spending	$26.9	$17.6	$19.0
Accounts Receivable			
Dollars	$120.3	$104.8	$84.1
Days	29	28	30
Inventory			
Dollars	$311.0	$259.4	$175.2
Days – Current quarter revenue	178	166	141
Next quarter's revenue	159	149	124

2022 Q2 Outlook

$ and shares in millions

	Range	
	From	To
Revenue	$420.0	$440.0
GAAP		
Gross Margin	58.4%	59.0%
R&D and SG&A	$(132.7)	$(136.7)
Non-GAAP		
Gross Margin	58.7%	59.3%
R&D and SG&A	$(90.0)	$(92.0)
Total Stock Compensation	$(44.2)	$(46.2)
Litigation Expenses	$(2.3)	$(2.7)
Interest and Other Income	$1.3	$1.7
Shares Outstanding (FD)	47.8	48.8

MPS

Monolithic Power Systems
Q1 '22 Earnings Call

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

May 2, 2022

rev 20180504

MPS

Revenue by End Market

$ in thousands

Mkt Segment	17Q1	17Q2	17Q3	17Q4	2017 FY
Communication	16,449	15,927	15,373	15,857	63,606
Storage and Computing	17,382	20,035	20,608	19,094	77,118
Enterprise Data	3,236	4,430	8,412	7,585	23,663
Consumer	35,611	43,918	55,342	54,888	189,758
Industrial	15,354	15,034	16,348	16,160	62,896
Automotive	12,331	12,854	12,857	15,846	53,888
Grand Total	$100,362	$112,198	$128,939	$129,430	$470,929

18Q1	18Q2	18Q3	18Q4	2018 FY
15,749	15,534	19,158	20,147	70,589
23,199	27,194	35,913	30,581	116,887
7,771	9,763	11,745	12,956	42,235
47,144	47,809	48,505	40,664	184,122
17,554	19,121	24,869	26,927	88,472
17,732	20,340	19,785	22,221	80,078
$129,150	$139,761	$159,975	$153,497	$582,382

Mkt Segment	19Q1	19Q2	19Q3	19Q4	2019 FY
Communication	22,182	21,968	18,778	21,866	84,794
Storage and Computing	30,874	31,728	39,594	39,081	141,277
Enterprise Data	8,314	9,862	13,200	16,563	47,939
Consumer	38,136	43,787	43,948	38,358	164,228
Industrial	21,339	22,439	28,862	26,741	99,381
Automotive	20,517	21,225	24,432	24,129	90,303
Grand Total	$141,363	$151,007	$168,813	$166,738	$627,921

20Q1	20Q2	20Q3	20Q4	2020 FY
27,870	30,095	54,705	29,656	142,326
33,844	45,400	51,860	49,190	180,293
18,113	18,687	23,441	12,642	72,883
37,402	47,656	70,246	65,075	220,380
25,237	26,592	30,658	37,117	119,603
23,312	17,779	28,512	39,363	108,966
$165,778	$186,209	$259,422	$233,043	$844,452

Mkt Segment	21Q1	21Q2	21Q3	21Q4	2021 FY
Communication	36,070	37,459	44,687	45,876	164,091
Storage and Computing	51,312	57,795	68,857	77,970	255,933
Enterprise Data	16,183	29,928	29,744	40,490	116,345
Consumer	66,235	76,114	73,633	66,327	282,310
Industrial	39,788	43,323	52,185	49,489	184,784
Automotive	44,867	48,699	54,416	56,353	204,335
Grand Total	$254,455	$293,317	$323,522	$336,504	$1,207,798

22Q1	22Q2	22Q3	22Q4	2022 YTD
55,574				55,574
96,586				96,586
42,509				42,509
79,961				79,961
48,538				48,538
54,546				54,546
$377,714				$377,714

Net Income to Non-GAAP Net Income Reconciliation

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,	
	2022	2021
Net income	$ 79,566	$ 45,413
Adjustments to reconcile net income to non-GAAP net income:		
Stock-based compensation expense	39,811	28,583
Amortization of purchased intangible assets	33	-
Deferred compensation plan income	(173)	(57)
Tax effect	(962)	(4,460)
Non-GAAP net income	$ 118,275	$ 69,479
Non-GAAP net income per share:		
Basic	$ 2.55	$ 1.53
Diluted	$ 2.45	$ 1.46
Shares used in the calculation of non-GAAP net income per share:		
Basic	46,424	45,498
Diluted	48,250	47,711

MPS

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Gross profit	$ 218,880	$ 141,059
Gross margin	57.9%	55.4%
Adjustments to reconcile gross profit to non-GAAP gross profit:		
Stock-based compensation expense	1,307	816
Deferred compensation plan expense (income)	(3)	161
Non-GAAP gross profit	$ 220,184	$ 142,036
Non-GAAP gross margin	58.3%	55.8%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Total operating expenses	$ 122,746	$ 94,973
Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:		
Stock-based compensation expense	(38,504)	(27,767)
Amortization of purchased intangible assets	(33)	-
Deferred compensation plan income (expense)	2,362	(959)
Non-GAAP operating expenses	$ 86,571	$ 66,247

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Total operating income	$ 96,134	$ 46,086
Adjustments to reconcile total operating income to non-GAAP total operating income:		
Stock-based compensation expense	39,811	28,583
Amortization of purchased intangible assets	33	-
Deferred compensation plan expense (income)	(2,365)	1,120
Non-GAAP operating income	$ 133,613	$ 75,789

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Total other income (expense), net	$ (634)	$ 2,587
Adjustments to reconcile other income (expense), net to non-GAAP other income, net:		
Deferred compensation plan expense (income)	2,192	(1,177)
Non-GAAP other income, net	$ 1,558	$ 1,410

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Total income before income taxes	$ 95,500	$ 48,673
Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:		
Stock-based compensation expense	39,811	28,583
Amortization of purchased intangible assets	33	-
Deferred compensation plan income	(173)	(57)
Non-GAAP income before income taxes	$ 135,171	$ 77,199

GAAP to Non-GAAP Reconciliation

2022 SECOND QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending June 30, 2022	
	Low	**High**
Gross margin	58.4%	59.0%
Adjustment to reconcile gross margin to non-GAAP gross margin:		
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	58.7%	59.3%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending June 30, 2022	
	Low	**High**
R&D and SG&A expense	$ 132,700	$ 136,700
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:		
Stock-based compensation expense	(42,700)	(44,700)
Non-GAAP R&D and SG&A expense	$ 90,000	$ 92,000